UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2006 (October 13, 2006)

TRIBEWORKS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-28675	94-337095
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 152nd AVENUE NE, REDMOND WA	98052
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (425) 458-2360

_________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 13, 2006, the board of directors of Tribeworks, Inc. (the “registrant”) approved the dismissal of HLB Cinnamon, Jang, Willoughby, Chartered Accountants, as the registrant’s independent registered public accounting firm.

No report of HLB Cinnamon, Jang, Willoughby, Chartered Accountants, on the financial statements for either of the past two years contained any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principle.

During the fiscal years ended December 31, 2005 and 2006 and through October 13, 2006, there were no disagreements with HLB Cinnamon, Jang, Willoughby, Chartered Accountants, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of HLB Cinnamon, Jang, Willoughby, Chartered Accountants, would have caused it to make reference thereto in any report.

During the fiscal years ended December 31, 2005 and 2006 and through October 13, 2006, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The registrant requested that HLB Cinnamon, Jang, Willoughby, Chartered Accountants, furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On October 13, 2006, the registrant engaged the firm of Williams & Webster, P.S. as the registrant’s principal independent accountant to audit the registrant’s financial statements. Since the registrant does not currently maintain an audit committee, the full board of directors of the registrant approved the engagement of Williams & Webster, P.S.

Prior to the engagement of Williams & Webster, P.S., neither the registrant nor any person on the registrant’s behalf consulted Williams & Webster, P.S. regarding either (i) the application of accounting principles to a specified completed or proposed transaction or the type of audit opinion that might be rendered on the registrant’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such Item) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of the Business Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from HLB Cinnamon, Jang, Willoughby, Chartered Accountants, dated as of October 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBEWORKS, INC.

Date: October 16, 2006	By:	/s/ Peter B. Jacobson
Name: Peter B. Jacobson
Title: Chief Executive Officer